ALLIANCE
                 -----------------------------------------------
                                VARIABLE PRODUCTS
                 -----------------------------------------------
                                   SERIES FUND
                 -----------------------------------------------
                                QUASAR PORTFOLIO
                 -----------------------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

February 12, 2002

Dear Investor:

We are pleased to provide you with an update of Alliance Variable Products Series Fund--Alliance Quasar Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2001.

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it currently emphasizes the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry with the potential for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States. Current income is incidental to the Portfolio's objective.

INVESTMENT RESULTS

Listed below are the Portfolio's average annual total returns for the one-year, five-year and since inception periods ended December 31, 2001.

1 Year                                -12.75%

5 Years                                 1.68%

Since Inception (8/96)                  2.72%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The year 2001 proved to be a challenging year for small-cap growth stock investors. The Russell 2000 Growth Index's 9.23% decline marked the first time that small-cap growth stocks posted back-to-back calendar year declines. Small-cap growth stocks also declined a similar amount in the second half of the year, with the benchmark down 9.26% for the six-month period ending December 31, 2001. Challenged by an out of favor style and several company-specific disappointments, the Portfolio lagged the benchmark for both the six- and 12-month periods, declining 9.82% and 12.75% over the periods, respectively.

MARKET REVIEW

The Russell 2000 Growth Index's second-half decline, while essentially matching its full-year return, should, in no way, be construed as an indication of a quiet and stable year. In fact, 2001 will go down as one of the more wild rides for small-cap growth investors. Sentiment throughout the year swung wildly as investors wrestled with growing economic weakness and the U.S. Federal Reserve's ability to prevent a recession, or at least mitigate the downside if one should materialize. Further complicating matters, valuations across many sectors of the small-cap growth universe left little room for uncertainty and virtually none for disappointment.

INVESTMENT STRATEGY

Over the course of 2001, investors preferred value stocks over growth stocks and smaller companies over larger companies. This made for a uniquely challenging environment for the Portfolio. Consistent with the portfolio management team's growth style, investments throughout the year were skewed toward companies with faster-than-average growth rates. While we strongly believe that these companies are best positioned to drive above-average returns long-term, over the past 12 months investments in these faster growing companies hurt the Portfolio's absolute and relative returns. Relative returns were also negatively impacted by the Portfolio's lack of investments in those very small companies within the benchmark. These stocks not only lacked sufficient liquidity, but were, in many cases, companies displaying very poor fundamentals. Despite these factors, many of these "microcaps" posted exceptional returns in 2001. Here again, we do not believe these stocks are likely to be strong performers over a long-term investment horizon.

Stock selection throughout the year was mixed. Industrials, financial services and consumer stocks contributed favorably to the Portfolio's relative return, while health care and technology stocks were somewhat disappointing. The biggest disappointments in 2001 were largely company-specific in nature, rather than a reflection of a poorly executed theme or sector bet. Sector allocations for the year had only a nominal impact on the Portfolio's relative returns. A modest underweight in the very poorly performing technology sector provided a small boost to the Portfolio's relative return.

MARKET OUTLOOK

Although business conditions remain challenging, recent company inputs would suggest that one year of aggressive Fed easing has led to initial signs of stabilizing fundamentals. This, combined with significantly lower earnings expectations, should lead to fewer negative earnings revisions in 2002, and may very well drive earnings estimates higher should a strong recovery materialize in the second half of the year. We believe that

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

this environment will prove particularly favorable for small-cap growth stocks, which have historically been disproportionate beneficiaries of low interest rates and accelerating economic activity. In fact, small-cap stocks have outperformed large-cap stocks in nine out of the past 10 economic recoveries.

The management team remains confident that it is invested in a portfolio well positioned to weather the current economic environment and will likely perform well as conditions improve. Attractive opportunities have been identified across all major sectors of the small-cap market without significant over- or underweighted positions in any particular sector. Current allocations reflect a recent increase in the Portfolio's technology exposure and a modest decrease in health care. While driven by the team's bottom-up approach, these minor adjustments reflect a somewhat more constructive outlook toward technology fundamentals and some concern on the margin that valuations for many stocks within the health care universe already reflect a fair dose of good news. Although the consumer weighting has remained largely unchanged, the Portfolio has shifted money into more economically sensitive commercial services companies at the expense of more defense consumer non-cyclicals.

We appreciate your investment in Alliance Quasar Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Bruce Aronow

Bruce Aronow
Vice President and Portfolio Manager

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE

Russell 2000 Growth Index:      $12,144
Quasar Portfolio:               $11,562

  [The following was represented by a mountain graph in the printed material.]

                       Quasar Portfolio              Russell 2000 Growth Index
-------------------------------------------------------------------------------
   8/31/96*               $10,000                            $10,000
  12/31/96                $10,640                            $10,543
  12/31/97                $12,619                            $11,908
  12/31/98                $12,052                            $12,053
  12/31/99                $14,111                            $17,248
  12/31/00                $13,252                            $13,379
  12/31/01                $11,562                            $12,144

      Past performance is no guarantee of future results.

      This chart illustrates the total value of an assumed $10,000 investment in the Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for the Portfolio. Performance results for the Portfolio represent the Portfolio's total return at net asset value (NAV). An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any Alliance mutual fund.

      The unmanaged Russell 2000 Growth Index (Russell 2000) measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the U.S equity market.

--------------------------------------------------------------------------------

* Since closest month-end after Portfolio's inception. Inception date for the Portfolio is 8/5/96.

QUASAR PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                   U.S. $ VALUE     PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Iron Mountain, Inc.                       $  2,711,220             1.4%
--------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                    2,619,700             1.4
--------------------------------------------------------------------------------
Aeroflex, Inc.                               2,506,332             1.3
--------------------------------------------------------------------------------
Priority Healthcare Corp. Cl.B               2,505,528             1.3
--------------------------------------------------------------------------------
Amphenol Corp. Cl.A                          2,407,305             1.3
--------------------------------------------------------------------------------
SICOR, Inc.                                  2,352,000             1.2
--------------------------------------------------------------------------------
Southwest Bancorporation of Texas, Inc.      2,345,925             1.2
--------------------------------------------------------------------------------
L-3 Communications Holding, Inc.             2,322,000             1.2
--------------------------------------------------------------------------------
Pactiv Corp.                                 2,302,175             1.2
--------------------------------------------------------------------------------
AirGate PCS, Inc.                            2,282,055             1.2
                                          ------------           -----
                                          $ 24,354,240            12.7%
--------------------------------------------------------------------------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
COMMON STOCKS-97.4%
HEALTH CARE-24.2%
BIOTECHNOLOGY-6.3%
Charles River Laboratories
   International, Inc. (a).....      49,000    $    1,640,520
CV Therapeutics, Inc. (a)......      32,900         1,711,458
InterMune, Inc. (a)............      37,700         1,857,102
OSI Pharmaceuticals, Inc. (a)..      38,800         1,774,712
The Medicines Co. (a)..........     119,600         1,386,164
Transkaryotic Therapies,
   Inc. (a)....................      36,600         1,566,480
Trimeris, Inc. (a).............      24,800         1,115,256
United Therapeutics Corp. (a)..      95,300           992,073
                                               --------------
                                                   12,043,765
                                               --------------
DRUGS-3.4%
American Pharmaceutical
   Partners, Inc. (a)..........      15,000           312,000
ICN Pharmaceuticals, Inc. .....      78,200         2,619,700
Medicis Pharmaceutical
   Corp. Cl.A (a)..............      18,400         1,188,456
SICOR, Inc. (a)................     150,000         2,352,000
                                               --------------
                                                    6,472,156
                                               --------------
MEDICAL PRODUCTS-9.1%
Aksys, Ltd. (a)................     102,500           476,625
Align Technology, Inc. (a).....     195,000           877,500
Bruker AXS, Inc. (a)...........      87,400           571,596
CryoLife, Inc. (a).............      66,000         1,980,000
Cytyc Corp. (a)................      73,000         1,905,300
DUSA Pharmaceuticals,
   Inc. (a)....................      46,700           375,935
Fisher Scientific
   International, Inc. (a).....      73,700         2,152,040
Given Imaging, Ltd.
   (Israel) (a)................      25,600           457,216
INAMED Corp. (a)...............      65,700         1,975,599
Integra LifeSciences
   Holdings Corp. (a)..........      57,000         1,501,380
Novavax, Inc. (a)..............     110,300         1,555,230
OraSure Technologies,
   Inc. (a)....................      68,100           827,415
Taro Pharmaceutical
   Industries, Ltd. (a)........      45,000         1,797,750
Therasense, Inc. (a)...........      34,600           858,080
                                               --------------
                                                   17,311,666
                                               --------------
MEDICAL SERVICES-4.5%
AMN Healthcare Services,
   Inc. (a)....................      34,700           950,780
BioMarin Pharmaceutical,
   Inc. (a)....................      37,400           502,656
Cross Country, Inc. (a)........       9,700           257,050
LifePoint Hospitals, Inc. (a)..      30,500         1,038,220
MedCath Corp. (a)..............      23,600           396,008
Option Care, Inc. (a)..........      82,500         1,612,875
Priority Healthcare Corp.
   Cl.B (a)....................      71,200         2,505,528
Universal Health Services,
   Inc. Cl.B (a)...............      31,500         1,347,570
                                               --------------
                                                    8,610,687
                                               --------------
MISCELLANEOUS-0.9%
Stericycle, Inc. (a)...........      29,300         1,783,784
                                               --------------
                                                   46,222,058
                                               --------------
TECHNOLOGY-23.5%
COMMUNICATION EQUIPMENT-0.3%
Sirenza Microdevices,
   Inc. (a)....................      83,100           506,079
                                               --------------
COMPUTER HARDWARE/STORAGE-0.5%
Lantronix, Inc. (a)............     152,000           960,640
                                               --------------
COMPUTER PERIPHERALS-1.3%
Advanced Energy Industries,
   Inc. (a)....................      40,400         1,076,256
Pericom Semiconductor
   Corp. (a)...................      91,700         1,329,650
                                               --------------
                                                    2,405,906
                                               --------------
COMPUTER SERVICES-0.9%
Orbotech, Ltd. (Israel), (a)...           1                31
PEC Solutions, Inc. (a)........      45,300         1,703,733
                                               --------------
                                                    1,703,764
                                               --------------
CONTRACT MANUFACTURING-1.9%
DDi Corp. (a)..................     137,600         1,353,984
Plexus Corp. (a)...............      44,500         1,181,920
Semtech Corp. (a)..............      32,700         1,167,063
                                               --------------
                                                    3,702,967
                                               --------------
INTERNET MEDIA-0.6%
EarthLink, Inc. (a)............      93,700         1,140,329
                                               --------------
NETWORKING SOFTWARE-0.4%
Stratos Lightwave, Inc. (a)....     108,300           666,045
                                               --------------
SEMI-CONDUCTOR
CAPITAL EQUIPMENT-1.4%
MKS Instruments, Inc. (a)......      51,200         1,383,936
Varian Semiconductor
   Equipment Associates,
   Inc. (a)....................      39,800         1,376,682
                                               --------------
                                                    2,760,618
                                               --------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
SEMI-CONDUCTOR COMPONENTS-5.5%
Alpha Industries, Inc. (a).....      60,600    $    1,321,080
ANADIGICS, Inc. (a)............      88,500         1,349,625
Brooks Automation, Inc. (a)....      41,200         1,675,604
Elantec Semiconductor,
   Inc. (a)....................      36,600         1,405,440
GlobespanVirata, Inc. (a)......     103,564         1,341,154
Integrated Circuit Systems,
   Inc. (a)....................      70,200         1,585,818
IXYS Corp. (a).................      54,500           440,905
Micrel, Inc. (a)...............      56,000         1,468,880
                                               --------------
                                                   10,588,506
                                               --------------
SOFTWARE-5.5%
Actuate Corp. (a)..............     161,400           850,578
Advent Software, Inc. (a)......      18,700           934,065
Informatica Corp. (a)..........     131,300         1,905,163
MatrixOne, Inc. (a)............      81,100         1,053,489
NetIQ Corp. (a)................      59,800         2,108,548
Retek, Inc. (a)................      57,400         1,714,538
Tier Technologies, Inc.
   Cl.B (a)....................      45,100           972,356
Vignette Corp. (a).............     174,800           938,676
                                               --------------
                                                   10,477,413
                                               --------------
MISCELLANEOUS-5.2%
Aeroflex, Inc. (a).............     132,400         2,506,332
Amphenol Corp. Cl.A (a)........      50,100         2,407,305
Exar Corp. (a).................      96,100         2,003,685
Plantronics, Inc. (a)..........      36,800           943,552
Power-One, Inc. (a)............      90,500           942,105
Precise Software Solutions,
   Ltd. (Israel) (a)...........      56,700         1,171,422
                                               --------------
                                                    9,974,401
                                               --------------
                                                   44,886,668
                                               --------------
CONSUMER SERVICES-21.6%
ADVERTISING-0.6%
Getty Images, Inc. (a).........      52,400         1,204,152
                                               --------------
BROADCASTING & CABLE-2.3%
Insight Communications
   Co., Inc. Cl.A (a)..........      79,600         1,923,136
ValueVision International,
   Inc. Cl.A (a)...............      71,400         1,398,726
XM Satellite Radio Holdings,
   Inc. Cl.A(a)................      54,900         1,007,964
                                               --------------
                                                    4,329,826
                                               --------------
ENTERTAINMENT & LEISURE-3.2%
Action Performance Cos.,
   Inc. (a)....................      54,800         1,677,428
Activision, Inc. (a)...........      36,400           946,764
Take-Two Interactive
   Software, Inc. (a)..........     136,100         2,200,737
THQ, Inc. (a)..................      25,500         1,235,985
                                               --------------
                                                    6,060,914
                                               --------------
RETAIL - GENERAL
   MERCHANDISE-4.7%
Electronics Boutique
   Holdings Corp. (a)..........      40,000         1,597,600
Freds, Inc. Cl.A...............      43,700         1,789,952
Galyan's Trading, Inc. (a).....     117,500         1,673,200
Global Sports, Inc. (a)........      45,600           909,720
Hot Topic, Inc. (a)............      54,400         1,707,616
Ultimate Electronics, Inc. (a).      43,200         1,296,000
                                               --------------
                                                    8,974,088
                                               --------------
MISCELLANEOUS-10.8%
Career Education Corp. (a).....      51,600         1,768,848
Copart, Inc. (a)...............      48,500         1,763,945
Edison Schools, Inc. Cl.A (a)..     102,100         2,006,265
Insight Enterprises, Inc. (a)..      85,600         2,105,760
Iron Mountain, Inc. (a)........      61,900         2,711,220
MSC Industrial Direct
   Co., Inc. Cl.A (a)..........     112,800         2,227,800
Resources Connection,
   Inc. (a)....................      68,400         1,800,972
ScanSource, Inc. (a)...........      36,500         1,737,400
Smartforce Public Limited
   Co. (ADR) (Ireland) (a).....      33,600           831,600
Strayer Education, Inc. .......      37,800         1,841,616
West Corp. (a).................      75,000         1,870,500
                                               --------------
                                                   20,665,926
                                               --------------
                                                   41,234,906
                                               --------------
FINANCE-8.8%
BANKING - MONEY CENTER-1.1%
UCBH Holdings, Inc. ...........      74,200         2,110,248
                                               --------------
BANKING - REGIONAL-0.5%
Westamerica Bancorp. ..........      23,500           929,895
                                               --------------
BROKERAGE & MONEY
   MANAGEMENT-1.8%
Affiliated Managers
   Group, Inc. (a).............      15,800         1,113,584
Southwest Bancorporation
   of Texas, Inc. (a)..........      77,500         2,345,925
                                               --------------
                                                    3,459,509
                                               --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                              Shares      U.S. $ Value
-------------------------------------------------------------
INSURANCE-3.5%
Arthur J. Gallagher & Co. .....      36,200    $    1,248,538
PMA Capital Corp. Cl.A.........      76,500         1,476,450
Reinsurance Group of
   America, Inc. ..............      41,700         1,387,776
RenaissanceRe Holdings,
   Ltd. (Bermuda)..............       9,700           925,380
StanCorp Financial
   Group, Inc. ................      32,500         1,535,625
                                               --------------
                                                    6,573,769
                                               --------------
MISCELLANEOUS-1.9%
Investors Financial
   Services Corp. .............      30,600         2,026,026
The InterCept Group, Inc. (a)..      40,400         1,652,360
                                               --------------
                                                    3,678,386
                                               --------------
                                                   16,751,807
                                               --------------
CAPITAL GOODS-6.0%
ELECTRICAL EQUIPMENT-4.2%
Cabot Microelectronics
   Corp. (a)...................      19,900         1,577,075
EDO Corp. .....................      40,700         1,076,515
Engineered Support Systems,
   Inc. .......................      56,800         1,943,128
L-3 Communications
   Holding, Inc. (a)...........      25,800         2,322,000
United Defense Industries,
   Inc. .......................      51,300         1,079,865
                                               --------------
                                                    7,998,583
                                               --------------
POLLUTION CONTROL-0.7%
Tetra Tech, Inc. (a)...........      65,325         1,300,621
                                               --------------
MISCELLANEOUS-1.1%
Dal-Tile International,
   Inc. (a)....................      74,300         1,727,475
Griffon Corp. .................      27,500           412,500
                                               --------------
                                                    2,139,975
                                               --------------
                                                   11,439,179
                                               --------------
ENERGY-5.4%
DOMESTIC PRODUCERS-1.0%
Newfield Exploration Co. (a)...      54,900         1,949,499
                                               --------------
OIL SERVICE-2.3%
Patterson-UTI Energy,
   Inc. (a)....................      25,900           603,729
Spinnaker Exploration
   Co. (a).....................      47,200         1,942,752
W-H Energy Services,
   Inc. (a)....................      97,000         1,847,850
                                               --------------
                                                    4,394,331
                                               --------------
PIPELINES-1.7%
Cal Dive International,
   Inc. (a)....................      74,000         1,826,320
Hydril Co. (a).................      84,600         1,491,498
                                               --------------
                                                    3,317,818
                                               --------------
MISCELLANEOUS-0.4%
Stone Energy Corp. (a).........      17,400           687,300
                                               --------------
                                                   10,348,948
                                               --------------
BASIC INDUSTRY-3.3%
CHEMICALS-1.6%
Georgia Gulf Corp. ............      95,600         1,768,600
OM Group, Inc. ................      21,000         1,389,990
                                               --------------
                                                    3,158,590
                                               --------------
MINING & METALS-0.5%
Champion Enterprises,
   Inc. (a)....................      75,200           925,712
                                               --------------
PAPER & FOREST PRODUCTS-1.2%
Pactiv Corp. (a)...............     129,700         2,302,175
                                               --------------
                                                    6,386,477
                                               --------------
TRANSPORTATION-1.8%
AIR FREIGHT-0.7%
Expeditors International of
   Washington, Inc. ...........      23,600         1,344,020
                                               --------------
TRUCKING-0.6%
Swift Transportation
   Co., Inc. (a)...............      51,800         1,114,218
                                               --------------
MISCELLANEOUS-0.5%
Tower Automotive, Inc. (a).....     112,000         1,011,360
                                               --------------
                                                    3,469,598
                                               --------------
UTILITIES-1.5%
MISCELLANEOUS-1.5%
AirGate PCS, Inc. (a)..........      50,100         2,282,055
Rural Cellular Corp. Cl.A (a)..      28,800           640,800
                                               --------------
                                                    2,922,855
                                               --------------
CONSUMER STAPLES-1.3%
FOOD-1.0%
Performance Food
   Group Co. (a)...............      54,100         1,902,697
                                               --------------
RETAIL - FOOD & DRUG-0.3%
Duane Reade, Inc. (a)..........      20,500           622,175
                                               --------------
                                                    2,524,872
                                               --------------
Total Common Stocks
   (cost $175,634,210).........                   186,187,368
                                               --------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                   Principal
                                     Amount
Company                              (000)       U.S. $ Value
-------------------------------------------------------------
SHORT-TERM INVESTMENT-4.1%
TIME DEPOSIT-4.1%
State Street Euro Dollar
   1.25%, 1/02/02
   (cost $7,798,000)...........      $7,798    $    7,798,000
                                               --------------
TOTAL INVESTMENTS-101.5%
   (cost $183,432,210).........                   193,985,368
Other assets less
   liabilities-(1.5%)..........                    (2,926,913)
                                               --------------
NET ASSETS-100%................                $  191,058,455
                                               ==============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

      Glossary:

      ADR - American Depositary Receipts.

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $183,432,210)..   $  193,985,368(a)
   Cash.....................................................          656,719
   Collateral held for securities loaned....................       17,464,000
   Receivable for investment securities sold................        1,968,827
   Dividends and interest receivable........................           18,607
   Receivable for capital stock sold........................           11,226
                                                               --------------
   Total assets.............................................   $  214,104,747
                                                               --------------
LIABILITIES
   Payable for collateral received on securities loaned.....       17,464,000
   Payable for investment securities purchased..............        2,711,095
   Payable for capital stock redeemed.......................        2,656,782
   Advisory fee payable.....................................           98,241
   Accrued expenses.........................................          116,174
                                                               --------------
   Total liabilities........................................       23,046,292
                                                               --------------
NET ASSETS..................................................   $  191,058,455
                                                               --------------
COMPOSITION OF NET ASSETS
   Capital stock, at par....................................   $       19,086
   Additional paid-in capital...............................      224,921,803
   Accumulated net realized loss on investments.............      (44,435,592)
   Net unrealized appreciation of investments...............       10,553,158
                                                               --------------
                                                               $  191,058,455
                                                               ==============
Class A Shares
   Net assets...............................................   $  184,223,049
                                                               ==============
   Shares of capital stock outstanding......................       18,400,820
                                                               ==============
   Net asset value per share................................   $        10.01
                                                               ==============
Class B Shares
   Net assets...............................................   $    6,835,406
                                                               ==============
   Shares of capital stock outstanding......................          685,224
                                                               ==============
   Net asset value per share................................   $         9.98
                                                               ==============

--------------------------------------------------------------------------------

(a)   Includes securities on loan with a value of $16,200,820 (see Note F).

      See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2001              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Interest............................................................    $      269,621
   Dividends...........................................................           240,161
                                                                           --------------
   Total investment income.............................................           509,782
                                                                           --------------
EXPENSES
   Advisory fee........................................................         2,044,867
   Distribution fee--Class B............................................            8,497
   Custodian...........................................................           129,142
   Administrative......................................................            69,000
   Audit and legal.....................................................            59,943
   Printing............................................................            54,681
   Transfer agency.....................................................               953
   Amortization of organization expenses...............................             3,301
   Directors' fees.....................................................             1,455
   Miscellaneous.......................................................             9,465
                                                                           --------------
   Total expenses......................................................         2,381,304
   Less: expenses waived and reimbursed (see Note B)...................          (430,185)
                                                                           --------------
   Net expenses........................................................         1,951,119
                                                                           --------------
   Net investment loss.................................................        (1,441,337)
                                                                           --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investment transactions........................       (42,290,348)
   Net change in unrealized appreciation/depreciation of investments...        12,523,989
                                                                           --------------
   Net loss on investments.............................................       (29,766,359)
                                                                           --------------
NET DECREASE IN NET ASSETS FROM OPERATIONS.............................    $  (31,207,696)
                                                                           ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

QUASAR PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                               Year Ended         Year Ended
                                                                              December 31,       December 31,
                                                                                  2001               2000
                                                                             ==============     ==============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss..................................................     $   (1,441,337)    $     (885,381)
   Net realized gain (loss) on investment transactions..................        (42,290,348)         7,938,018
   Net change in unrealized appreciation/depreciation of investments....         12,523,989        (16,400,536)
                                                                             --------------     --------------
   Net decrease in net assets from operations...........................        (31,207,696)        (9,347,899)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A............................................................                 -0-          (657,364)
   Net realized gain on investments
     Class A............................................................         (5,051,253)        (4,601,546)
     Class B............................................................           (130,343)                -0-
   Dividends in excess of net realized gain on investments
     Class A............................................................         (1,694,250)                -0-
     Class B............................................................            (43,719)                -0-
   Return of capital
     Class A............................................................           (118,929)                -0-
     Class B............................................................             (3,069)                -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease)..............................................         (3,366,389)        77,669,578
                                                                             --------------     --------------
   Total increase (decrease)............................................        (41,615,648)        63,062,769
NET ASSETS
   Beginning of period..................................................        232,674,103        169,611,334
                                                                             --------------     --------------
   End of period........................................................     $  191,058,455     $  232,674,103
                                                                             ==============     ==============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2001                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The Quasar Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of $26,098 have been deferred and are being amortized on a straight line basis through August 2001.

4. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each

                                          Alliance Variable Products Series Fund
================================================================================

portfolio in proportion to net assets. All income earned and expenses incurred by a portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

7. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net operating losses and merger transactions, resulted in a net decrease in undistributed net investment loss, an increase in accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annualized rate of 1% of the Portfolio's average daily net assets.

Pursuant to the advisory agreement, the Portfolio paid $69,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended December 31, 2001.

During the year ended December 31, 2001, the Adviser agreed to waive its fee and to reimburse the additional operating expenses to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 2001, such waivers/reimbursements amounted to $430,185.

Brokerage commissions paid on investment transactions for the year ended December 31, 2001 amounted to $363,862, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $953 for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Plan for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Under the Plan, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2001, were as follows:

Purchases:
Stocks and debt obligations.................................    $  227,647,145
U.S. government and agencies................................                -0-
Sales:
Stocks and debt obligations.................................    $  242,237,214
U.S. government and agencies................................                -0-

At December 31, 2001, the cost of investments for federal income tax purposes was $190,556,455. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation...............................    $   28,430,035
Gross unrealized depreciation...............................       (25,001,122)
                                                                --------------
Net unrealized appreciation.................................    $    3,428,913
                                                                ==============

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $2,038,953 during the fiscal year.

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2001, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale

                                          Alliance Variable Products Series Fund
================================================================================

of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2001.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2001 and December 31, 2000 were as follows:

                                               2001              2000
                                         ===============    ===============

Distributions paid from:
   Ordinary income...................    $     6,919,565    $     5,258,910
                                         ---------------    ---------------
Total taxable distributions..........          6,919,565          5,258,910
   Tax return of capital.............            121,998                 -0-
                                         ---------------    ---------------
Total distributions paid.............    $     7,041,563    $     5,258,910
                                         ===============    ===============

As of December 31, 2001, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses .................      $   (37,311,348)(a)

Unrealized appreciation/(depreciation)................      $     3,428,913 (b)
                                                            ---------------
Total accumulated earnings/(deficit)..................      $   (33,882,435)
                                                            ===============

--------------------------------------------------------------------------------

(a) On December 31, 2001, the Portfolio had a net capital loss carryforward of $35,272,395 of which $360,350 will expire in the year 2008 and $34,912,045 will expire in the year 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Brinson Series Trust Small Cap Growth Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2001, the Portfolio deferred to January 1, 2002, post October capital losses of $2,038,953.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. UBS/Paine Webber will indemnify the Portfolio or any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2001, the Portfolio had loaned securities with a value of $16,565,465 and received cash collateral of $17,464,000. For the year ended December 31, 2001, the Portfolio received fee income of $44,217 which is included in interest income in the accompanying statement of operations.

QUASAR PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B shares. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                       ---------------------------------     ---------------------------------
                                                    SHARES                                AMOUNT
                                       ---------------------------------     ---------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        December 31,       December 31,       December 31,       December 31,
                                            2001               2000               2001               2000
                                       ==============     ==============     ==============     ==============
Class A
Shares sold.......................         18,590,860         54,680,516     $  203,234,285     $  696,227,537
Shares issued in connection with
   acquisition of Brinson Series
   Trust Small Cap Growth.........             55,903                 -0-           501,822                 -0-
Shares issued in reinvestment of
   dividends and distributions....            627,462            417,374          6,864,432          5,258,910
Shares redeemed...................        (20,489,953)       (48,523,546)      (220,821,507)      (624,279,001)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........         (1,215,728)         6,574,344     $  (10,220,968)    $   77,207,446
                                       ==============     ==============     ==============     ==============

                                         Year Ended      August 11, 2000*     Year Ended       August 11, 2000*
                                        December 31,      to December 31,     December 31,      to December 31,
                                            2001               2000               2001               2000
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................            765,042             37,317     $    8,052,083     $      468,643
Shares issued in connection with
   acquisition of Brinson Series
   Trust Small Cap Growth.........             48,534                 -0-           434,277                 -0-
Shares issued in reinvestment of
distributions.....................             16,236                 -0-           177,131                 -0-
Shares redeemed...................           (181,381)              (524)        (1,808,912)            (6,511)
                                       --------------     --------------     --------------     --------------
Net increase......................            648,431             36,793     $    6,854,579     $      462,132
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2001.

--------------------------------------------------------------------------------
*     Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Small Cap Growth

On October 26, 2001, the Portfolio acquired all of the assets of the Brinson Series Trust Small Cap Growth pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Small Cap Growth on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 104,437 shares of the Portfolio for 78,609 shares of Brinson Series Trust Small Cap Growth on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Small Cap Growth immediately before the acquisition were $185,248,421 and $936,099 (including $16,723 of net unrealized depreciation on investments), respectively, immediately after the acquisition the combined net assets of the Portfolio amounted to $186,184,520.

QUASAR PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        --------------------------------------------------------------------------
                                                                                          CLASS A
                                                        --------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                        ==========================================================================
                                                            2001            2000            1999            1998           1997
                                                        ===========     ===========     ===========     ===========    ===========
Net asset value, beginning of period ................   $     11.84     $     13.00     $     11.14     $     12.61    $     10.64
                                                        -----------     -----------     -----------     -----------    -----------
Income From Investment Operations
Net investment income (loss) (a)(b) .................          (.07)           (.06)            .08             .07            .02
Net realized and unrealized gain (loss) on investment
   transactions .....................................         (1.41)           (.71)           1.82            (.49)          1.96
                                                        -----------     -----------     -----------     -----------    -----------
Net increase (decrease) in net asset value from
   operations .......................................         (1.48)           (.77)           1.90            (.42)          1.98
                                                        -----------     -----------     -----------     -----------    -----------
Less: Dividends and Distributions
Dividends from net investment income ................            -0-           (.05)           (.04)           (.01)          (.01)
Distributions from net realized gain on investments .          (.26)           (.34)             -0-          (1.04)            -0-
Dividends in excess of net realized gain
   on investments ...................................          (.09)             -0-             -0-             -0-            -0-
                                                        -----------     -----------     -----------     -----------    -----------
Total dividends and distributions ...................          (.35)           (.39)           (.04)          (1.05)          (.01)
                                                        -----------     -----------     -----------     -----------    -----------
Net asset value, end of period ......................   $     10.01     $     11.84     $     13.00     $     11.14    $     12.61
                                                        ===========     ===========     ===========     ===========    ===========
Total Return
Total investment return based on net asset value (c)         (12.75)%         (6.09)%         17.08%          (4.49)%        18.60%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........   $   184,223     $   232,239     $   169,611     $    90,870    $    59,277
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ......           .95%            .95%            .95%            .95%           .95%
   Expenses, before waivers and reimbursements ......          1.16%           1.14%           1.19%           1.30%          1.37%
   Net investment income (loss) (b) .................          (.70)%          (.46)%           .72%            .55%           .17%
Portfolio turnover rate .............................           113%            178%            110%            107%           210%

--------------------------------------------------------------------------------

See footnote summary on page 19.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                              -----------------------
                                                                      CLASS B
                                                              -----------------------
                                                                            August 11,
                                                             Year Ended     2000(e) to
                                                             December 31,  December 31,
                                                                 2001          2000
                                                             ============  ============
Net asset value, beginning of period ......................   $   11.82     $   13.00
                                                              ---------     ---------
Income From Investment Operations
Net investment loss (a)(b) ................................        (.09)         (.03)
Net realized and unrealized loss on investment transactions       (1.40)        (1.15)
                                                              ---------     ---------
Net decrease in net asset value from operations ...........       (1.49)        (1.18)
                                                              ---------     ---------
Less: Distributions
Dividends from net investment income ......................          -0-           -0-
Distributions from net realized gain on investments .......        (.26)           -0-
Dividends in excess of net realized gain on investments ...        (.09)           -0-
                                                              ---------     ---------
Total distributions .......................................        (.35)           -0-
                                                              ---------     ---------
Net asset value, end of period ............................   $    9.98     $   11.82
                                                              =========     =========
Total Return
Total investment return based on net asset value (c) ......      (12.86)%       (8.16)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .................   $   6,835     $     435
Ratios to average net assets of:
   Expenses, net of waivers and reimbursements ............        1.20%         1.20%(d)
   Expenses, before waivers and reimbursements ............        1.43%         1.41%(d)
   Net investment loss (b) ................................        (.98)%        (.69)%(d)
Portfolio turnover rate ...................................         113%          178%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b)   Net of expenses reimbursed or waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.

(e)   Commencement of distribution.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
Quasar Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Quasar Portfolio (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Quasar Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

New York, New York
February 12, 2002

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND               OTHER
    NAME, ADDRESS,                                 PRINCIPAL                             COMPLEX            DIRECTORSHIPS
    AGE OF DIRECTOR                               OCCUPATION(S)                        OVERSEEN BY             HELD BY
  (YEARS OF SERVICE*)                          DURING PAST 5 YEARS                       DIRECTOR             DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 56,                 President, Chief Operating Officer and                113                  None
1345 Avenue of the Americas,          a Director of ACMC, with which he has
New York, NY 10105 (12)               been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                     Formerly an Executive Vice President and              88            Ecolab Incorp.;
P.O. Box 4623,                        the Chief Insurance Officer of the Equitable                        BP Amoco Corp.
Stamford, CT 06903 (10)               Life Assurance Society of the United States;
                                      Chairman and Chief Executive Officer
                                      of Evlico; a Director of Avon, Tandem
                                      Financial Group and Donaldson, Lufkin
                                      & Jenrette Securities Corporation. She is
                                      currently a Director of Ecolab Incorporated
                                      (specialty chemicals) and BP Amoco
                                      Corporation (oil and gas).

David H. Dievler,#+ 72,               Independent consultant. Until December 1994,          94                   None
P.O. Box 167,                         Senior Vice President of ACMC responsible
Spring Lake, New Jersey               for mutual fund administration. Prior to joining
07762 (12)                            ACMC in 1984, Chief Financial Officer of
                                      Eberstadt Asset Management since 1968. Prior
                                      to that, Senior Manager at Price Waterhouse
                                      & Co. Member of American Institute of
                                      Certified Public Accountants since 1953.

John H. Dobkin,#+ 59,                 Consultant. Currently, President of the Board         91                   None
P.O. Box 12,                          of Save Venice, Inc. (preservation organization).
Annandale, New York                   Formerly a Senior Advisor from June 1999-
12504 (10)                            June 2000 and President from December 1989-
                                      May 1999 of Historic Hudson Valley
                                      (historic preservation). Previously,
                                      Director of the National Academy of
                                      Design. During 1988-92, Director and
                                      Chairman of the Audit Committee of ACMC.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

                                                                                      PORTFOLIOS
                                                                                        IN FUND                 OTHER
      NAME, ADDRESS,                               PRINCIPAL                            COMPLEX             DIRECTORSHIPS
     AGE OF DIRECTOR                              OCCUPATION(S)                        OVERSEEN BY             HELD BY
   (YEARS OF SERVICE*)                         DURING PAST 5 YEARS                       DIRECTOR              DIRECTOR
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+ 69,          Investment Adviser and an independent                 110                  None
Room 100,                             consultant. Formerly Senior Manager of
2 Greenwich Plaza,                    Barrett Associates, Inc., a registered
Greenwich, Connecticut                investment adviser, with which he had been
06830 (12)                            associated since prior to 1997. Formerly
                                      Deputy Comptroller of the State of New
                                      York and, prior thereto, Chief Investment
                                      Officer of the New York Bank for Savings.

Clifford L. Michel,#+ 62,             Senior Counsel of the law firm of Cahill              91            Placer Dome, Inc.
St. Bernard's Road,                   Gordon & Reindel, with which he has been
Gladstone, New Jersey                 associated since prior to 1997. President
07934 (10)                            and Chief Executive Officer of Wenonah
                                      Development Company (investments) and
                                      a Director of Placer Dome, Inc. (mining)

Donald J. Robinson,#+ 67,             Senior Counsel of the law firm of Orrick,             103                  None
98 Hell's Peak Road,                  Herrington & Sutcliffe LLP since January 1997.
Weston, Vermont 05161 (6)             Formerly a senior partner and a member of
                                      the Executive Committee of that firm. Member
                                      of the Municipal Securities Rulemaking
                                      Board and a Trustee of the Museum of the
                                      City of New York.

--------------------------------------------------------------------------------

*     There is no stated term of office for the Fund's Directors.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's officers is set forth below.

       NAME, ADDRESS*         POSITION(S) HELD                 PRINCIPAL OCCUPATION
           AND AGE                WITH FUND                    DURING PAST 5 YEARS**
---------------------------------------------------------------------------------------------------------------
John D. Carifa, 56            Chairman & President        See biography above.

Kathleen A. Corbet, 42        Senior Vice President       Executive Vice President of ACMC, with which she has
                                                          been associated since prior to 1997.

Alfred L. Harrison, 64        Senior Vice President       Vice Chairman of ACMC, with which he has been
                                                          associated since prior to 1997.

Wayne D. Lyski, 60            Senior Vice President       Executive Vice President of ACMC, with which he has
                                                          been associated with since prior to 1997.

Bruce K. Aronow, 35           Vice President              Vice President of ACMC, with which he has been
                                                          associated since 1999. Prior thereto, he was a
                                                          Vice President at INVESCO since 1998 and a Vice
                                                          President at LGT Capital Management since 1997.

Edmund P. Bergan, Jr., 51     Secretary                   Senior Vice President and the General Counsel of
                                                          Alliance Fund Distributors, Inc. (AFD) and Alliance
                                                          Global Investor Services Inc. ("AGIS"), with which
                                                          he has been associated since prior to 1997.

Mark D. Gersten, 51           Treasurer and               Senior Vice President of AGIS, with which he has been
                              Chief Financial Officer     associated since prior to 1997.

Thomas R. Manley, 50          Controller                  Vice President of ACMC, with which he has been
                                                          associated since prior to 1997.

--------------------------------------------------------------------------------

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, ACL, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

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